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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) December 3, 2003

                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                         0-25478            63-1133624
         --------                         ------------       ----------
(State or other Jurisdiction of           (Commission        (IRS Employer
 Incorporation or Organization)           File Number)       Identification No.)

                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (256) 764-7131
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)












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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE
          -----------------------------------------

On December 3, 2003, First Southern Bancshares, Inc. (the "Company") issued a press release announcing that, based upon information furnished by its independent auditors, the Company expects to issue revised financial statements for the fiscal years ended December 31, 2001 and 2002 and for the quarters ended March 31, 2003 and June 30, 2003, and that the Company's previously issued financial statements for these periods and the related public filings with the Securities and Exchange Commission should no longer be relied upon. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      Financial Statements of Businesses Acquired:  Not applicable

      Pro Forma Financial Information: Not applicable

      Exhibits

      Number            Description
      ------            -----------

      99.1              Company's Press Release Dated December 3, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FIRST SOUTHERN BANCSHARES, INC.



Dated:  December 3, 2003               By: /s/ B. Jack Johnson
                                           -------------------------------------
                                           B. Jack Johnson
                                           President and Chief Executive Officer